SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[X]     Preliminary Proxy Statement

[   ]   Confidential, for Use of the Commission Only (as permitted by
               Rule 14a-6(e)(2))
[   ]   Definitive Proxy Statement
[   ]   Definitive Additional Materials
[   ]   Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

                                    CCB FUNDS

                (Name of Registrant as Specified In Its Charter)

                               FEDERATED INVESTORS

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]     No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

        1. Title of each class of securities to which transaction applies:

        2. Aggregate number of securities to which transaction applies:

        3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        4. Proposed maximum aggregate value of transaction:

        5. Total fee paid:

[   ]   Fee paid previously with preliminary proxy materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        1)     Amount Previously Paid:

               ------------------------------------------------------------

        2)     Form, Schedule or Registration Statement No.:

               ------------------------------------------------------------

        3)     Filing Party:

               ------------------------------------------------------------

        4)     Date Filed:

               ------------------------------------------------------------

1

                                   PRELIMINARY

                                    CCB FUNDS

                                 CCB EQUITY FUND

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                          TO BE HELD DECEMBER 17, 1999

               A special meeting of shareholders of CCB Funds (the "Trust"), which presently consists of one portfolio or series, CCB Equity Fund (the "Fund"), will be held at 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000, at 2:00 p.m. (Eastern time), on December 17, 1999 to consider the following proposal:

                      To elect seven Trustees.

                      To transact such other business as may properly come before the meeting or any adjournment thereof.

The Board of Trustees has fixed October 22, 1999 as the record date for determination of shareholders entitled to vote at the meeting.

                                      By Order of the Board of Trustees,

                                      John W. McGonigle
                                      Secretary

November 12, 1999

YOU CAN HELP THE TRUST AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY SIGNING AND RETURNING THE ENCLOSED PROXY. IF YOU ARE UNABLE TO ATTEND THE MEETING, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY SO THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE SPECIAL MEETING. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

2

                                TABLE OF CONTENTS

ABOUT THE PROXY SOLICITATION AND THE MEETING....................................

ELECTION OF SEVEN TRUSTEES......................................................

ABOUT THE ELECTION OF TRUSTEES..................................................

TRUSTEES STANDING FOR ELECTION..................................................

NOMINEES NOT PRESENTLY SERVING AS TRUSTEES......................................

INFORMATION ABOUT THE TRUST.....................................................

PROXIES, QUORUM AND VOTING AT THE MEETING.......................................

SHARE OWNERSHIP OF THE TRUSTEES.................................................

TRUSTEE COMPENSATION............................................................

OFFICERS AND INCUMBENT TRUSTEES OF THE TRUST....................................

OTHER MATTERS AND DISCRETION OF ATTORNEYS NAMED IN THE PROXY....................


                                   PRELIMINARY

                                 PROXY STATEMENT

                                    CCB FUNDS

                                 CCB EQUITY FUND

                              5800 Corporate Drive

                            Pittsburgh, PA 15237-7000

ABOUT THE PROXY SOLICITATION AND THE MEETING

        The enclosed proxy is solicited on behalf of the Board of Trustees of the Trust (the "Board" or "Trustees"), which presently consists of one portfolio or series, CCB Equity Fund (the "Fund"). The proxies will be voted at the special meeting of shareholders of the Trust to be held on December 17, 1999, at 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000, at 2:00 p.m. (such special meeting and any adjournment or postponement thereof are referred to as the "Meeting").

        The cost of the solicitation, including the printing and mailing of proxy materials, will be borne by the Trust. In addition to solicitations through the mails, proxies may be solicited by officers, employees, and agents of the Trust or, if necessary, a communications firm retained for this purpose. Such solicitations may be by telephone, telegraph, through the Internet or otherwise. Any telephonic solicitations will follow procedures designed to ensure accuracy and prevent fraud, including requiring identifying shareholder information, recording the shareholder's instructions, and confirming to the shareholder after the fact. Shareholders who communicate proxies by telephone or by other electronic means have the same power and authority to issue, revoke, or otherwise change their voting instruction as shareholders submitting proxies in written form. The Trust may reimburse custodians, nominees, and fiduciaries for the reasonable costs incurred by them in connection with forwarding solicitation materials to the beneficial owners of shares held of record by such persons.

        The purpose of the Meeting is set forth in the accompanying Notice. The Trustees know of no business other than that mentioned in the Notice that will be presented for consideration at the Meeting. Should other business properly be brought before the Meeting, proxies will be voted in accordance with the best judgment of the persons named as proxies. This Proxy Statement and the enclosed proxy card are expected to be mailed on or about November 12, 1999, to shareholders of record at the close of business on October 22, 1999 (the "Record Date"). On the Record Date, the Fund had ____________ outstanding shares of beneficial interest.

        The Fund's annual report, which includes audited financial statements for the fiscal year ended May 31, 1999, was previously mailed to shareholders. The Trust will promptly provide, without charge and upon request, to each person to whom this Proxy Statement is delivered, a copy of the Fund's annual report. Requests for an annual report for the Fund may be made by writing to the Trust's principal executive offices or by calling the Trust. The Trust's principal executive offices are located at 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000. The Trust's toll-free telephone number is 1-800-341-7400.

                      PROPOSAL : ELECTION OF SEVEN TRUSTEES

     The persons named as proxies intend to vote in favor of the election of Thomas G. Bigley, Nicholas P. Constantakis, John F. Cunningham, J. Christopher Donahue, Charles F. Mansfield, Jr., John E. Murray, Jr. and John S. Walsh (collectively, the "Nominees") as Trustees of the Trust. Messrs. Bigley, Cunningham, Mansfield, Murray and Walsh are presently serving as Trustees. If elected by shareholders, Messrs. Constantakis and Donahue are expected to assume their responsibilities as Trustees effective January 1, 2000. Please see "ABOUT THE ELECTION OF TRUSTEES" below for current information about the Nominees, and "OFFICERS AND INCUMBENT TRUSTEES OF THE Trust" in this Proxy Statement for current information about the incumbent Trustees who have previously been elected by shareholders. It is currently anticipated that each of the incumbent Trustees will continue to serve as a Trustee following the Meeting, except as otherwise provided in this Proxy Statement.

     Messrs. Bigley, Cunningham, Mansfield, Murray and Walsh were appointed Trustees to fill vacancies resulting from decisions to expand the size of the Board. Messrs. Bigley and Murray were appointed Trustees on November 15, 1994 and February 14, 1995, respectively, while Messrs. Cunningham, Mansfield and Walsh were appointed Trustees on January 1, 1999. Messrs. Constantakis and Donahue are being proposed for election to the Board due to the desire to expand the size of the Board.

        All Nominees have consented to serve if elected. If elected, the Trustees will hold office without limit in time until death, resignation, retirement, or removal or until the next meeting of shareholders to elect Trustees and the election and qualification of their successors. Election of a Trustee is by a PLURALITY VOTE, which means that the seven individuals receiving the greatest number of votes at the Meeting will be deemed to be elected.

        If any Nominee for election as a Trustee named above shall by reason of death or for any other reason become unavailable as a candidate at the Meeting, votes pursuant to the enclosed proxy will be cast for a substitute candidate by the proxies named on the proxy card, or their substitutes, present and acting at the Meeting. Any such substitute candidate for election as a Trustee who is an "interested person" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Trust shall be nominated by the Executive Committee. The selection of any substitute candidate for election as a Trustee who is not an "interested person" shall be made by a majority of the Trustees who are not "interested persons" of the Trust. The Board has no reason to believe that any Nominee will become unavailable for election as a Trustee.

                      THE BOARD OF TRUSTEES RECOMMENDS THAT

             SHAREHOLDERS VOTE TO ELECT AS TRUSTEES THE NOMINEES FOR

                 ELECTION TO THE BOARD OF TRUSTEES OF THE TRUST

ABOUT THE ELECTION OF TRUSTEES

        The Declaration of Trust provides that Trustees will continue in office until their respective successors are elected, and therefore, when elected, Trustees will hold office during the lifetime of the Trust, except that: (a) any Trustee may resign; (b) any Trustee may be removed by written instrument signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become mentally or physically incapacitated may be retired by written instrument signed by a majority of the other Trustees; and (d) a Trustee may be removed at any special meeting of the shareholders by a vote of two-thirds of the outstanding shares of the Trust. In case a vacancy shall exist for any reason, the remaining Trustees will fill such vacancy by appointment of another Trustee. The Trustees will not fill any vacancy by appointment if, immediately after filling such vacancy, less than two-thirds of the Trustees then holding office would have been elected by the shareholders. If, at any time, less than a majority of the Trustees holding office have been elected by the shareholders, the Trustees then in office will call a shareholders' meeting for the purpose of electing Trustees to fill vacancies. Otherwise, there will normally be no meeting of shareholders called for the purpose of electing Trustees.

        Set forth below is a listing of: (i) the Trustees standing for election, and (ii) the Nominees standing for election who are not presently serving as Trustees, along with their addresses, birth dates, present positions with the Trust (if applicable), and principal occupations during the past five years:

TRUSTEES STANDING FOR ELECTION

THOMAS G. BIGLEY

15 Old Timber Trail
Pittsburgh, PA

Birth date: February 3, 1934

Trustee

Director or Trustee of the Federated Fund Complex; Director, Member of Executive Committee, Children's Hospital of Pittsburgh; Director, Robroy Industries, Inc. (coated steel conduits/computer storage equipment); formerly, Senior Partner, Ernst & Young LLP; Director, MED 3000 Group, Inc. (physician practice management); Director, Member of Executive Committee, University of Pittsburgh.

JOHN F. CUNNINGHAM

353 El Brillo Way
Palm Beach, FL

Birth date:  March 5, 1943

Trustee

     Director or Trustee of some of the Funds in the Federated Fund Complex; Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College; Director, Iperia Corp. (communications/software); formerly, Director, Redgate Communications and EMC Corporation (computer storage systems). Previous
Positions: Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

CHARLES F. MANSFIELD, JR.

80 South Road
Westhampton Beach, NY

Birth date:  April 10, 1945

Trustee

Director or Trustee of some of the Funds in the Federated Fund Complex; Management Consultant. Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, Marine Midland Bank; Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University.

JOHN E. MURRAY, JR., J.D., S.J.D.

President, Duquesne University
Pittsburgh, PA

Birth date:  December 20, 1932

Trustee

     Director or Trustee of the Federated Fund Complex; President, Law Professor, Duquesne University; Consulting Partner, Mollica & Murray; Director, Michael Baker Corp. (engineering, construction, operations and technical services). Previous Positions: Dean and Professor of Law, University of Pittsburgh School of Law; Dean and Professor of Law, Villanova University School of Law.

JOHN S. WALSH

2007 Sherwood Drive
Valparaiso, IN

Birth date:  November 28, 1957

Trustee

Director or Trustee of some of the Funds in the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.; Director, Walsh & Kelly, Inc. (heavy highway contractor); formerly, Vice President, Walsh & Kelly, Inc.

NOMINEES NOT PRESENTLY SERVING AS TRUSTEES

NICHOLAS P. CONSTANTAKIS

175 Woodshire Drive
Pittsburgh, PA

Birth date:  September 3, 1939

Director or Trustee of the Federated Fund Complex; formerly, Partner, Andersen Worldwide SC.

J. CHRISTOPHER DONAHUE

Federated Investors Tower
1001 Liberty Avenue

Pittsburgh, PA

Birth date: April 11, 1949

Executive Vice President

President or Executive Vice President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; President and Trustee, Federated Investment Management Company and Federated Investment Counseling; President and Director, Federated Global Investment Management Corp.; President, Passport Research, Ltd.; Trustee, Federated Shareholder Services Company; Director, Federated Services Company. Mr. Donahue is the son of John F. Donahue, Chairman and Trustee of the Trust.

                           INFORMATION ABOUT THE TRUST

PROXIES, QUORUM AND VOTING AT THE MEETING

        Only shareholders of record on the Record Date will be entitled to vote at the Meeting. Each share of the Fund is entitled to one vote. Fractional shares are entitled to proportionate shares of one vote. The election of Trustees requires the vote of a plurality of the outstanding shares of the Trust.

        Any person giving a proxy has the power to revoke it any time prior to its exercise by executing a superseding proxy or by submitting a written notice of revocation to the Secretary of the Trust. In addition, although mere attendance at the Meeting will not revoke a proxy, a shareholder present at the Meeting may withdraw his or her proxy and vote in person. All properly executed and unrevoked proxies received in time for the Meeting will be voted in accordance with the instructions contained in the proxies. IF NO INSTRUCTION IS GIVEN ON THE PROXY, THE PERSONS NAMED AS PROXIES WILL VOTE THE SHARES REPRESENTED THEREBY IN FAVOR OF THE MATTERS SET FORTH IN THE ATTACHED NOTICE.

        In order to hold the Meeting, a "quorum" of shareholders must be present. Holders of ONE-HALF of the shares of the Trust entitled to vote, present in person or by proxy, shall be required to constitute a quorum for the purpose of voting on the election of Trustees.

        For purposes of determining a quorum for transacting business at the Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are PRESENT but which have not been VOTED. For this reason, abstentions and broker non-votes will have the effect of a "no" vote for purposes of obtaining the requisite approval of some of the proposals.

        If a quorum is not present, the persons named as proxies may vote those proxies which have been received to adjourn the Meeting to a later date. In the event that a quorum is present but sufficient votes in favor of the proposal have not been received, the persons named as proxies may propose an adjournment of the Meeting to permit further solicitations of proxies with respect to the proposal. An adjournment will require the affirmative vote of a PLURALITY of the shares present in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote AGAINST any such adjournment those proxies which they are required to vote against the proposal and will vote in FAVOR of the adjournment other proxies which they are authorized to vote. A shareholder vote may be taken on other proposals in this Proxy Statement prior to any such adjournment if sufficient votes have been received for approval.

        As referred to in this Proxy Statement, the "Federated Fund Complex," "The Funds" or "Funds" include the following investment companies: Cash Trust Series, Inc.; Cash Trust Series II; CCB Funds; Federated Adjustable Rate U.S. Government Fund, Inc.; Federated American Leaders Fund, Inc.; Federated ARMs Fund; Federated Core Trust; Federated Equity Funds; Federated Equity Income Fund, Inc.; Federated Fund for U.S. Government Securities, Inc.; Federated GNMA Trust; Federated Government Income Securities, Inc.; Federated Government Trust; Federated High Income Bond Fund, Inc.; Federated High Yield Trust; Federated Income Securities Trust; Federated Income Trust; Federated Index Trust; Federated Institutional Trust; Federated Insurance Series; Federated Municipal Opportunities Fund, Inc.; Federated Municipal Securities Fund, Inc.; Federated Municipal Trust; Federated Short-Term Municipal Trust; Federated Stock and Bond Fund, Inc.; Federated Stock Trust; Federated Tax-Free Trust; Federated Total Return Series, Inc.; Federated U.S. Government Bond Fund; Federated U.S. Government Securities Fund: 1-3 Years; Federated U.S. Government Securities
Fund: 2-5 Years; Federated U.S. Government Securities Fund: 5-10 Years; Federated Utility Fund, Inc.; Fixed Income Securities, Inc.; Intermediate Municipal Trust; International Series, Inc.; Investment Series Funds, Inc.; Edward D. Jones & Co. Daily Passport Cash Trust; Liberty Term Trust, Inc. - 1999; Liberty U.S. Government Money Market Trust; Managed Series Trust; Money Market Management, Inc.; Money Market Obligations Trust; Money Market Obligations Trust II; Money Market Trust; Municipal Securities Income Trust; Newpoint Funds; Regions Funds; RIGGS Funds; Tax-Free Instruments Trust; The Planters Funds; WesMark Funds; CCB Funds; and World Investment Series, Inc.

SHARE OWNERSHIP OF THE TRUSTEES

Officers and Trustees of the Trust own less than 1% of the Fund's outstanding shares.

     At the close of business on the Record Date, the following persons owned, to the knowledge of management, more than 5% of the outstanding shares of the
Fund: [TO BE
INSERTED]



TRUSTEE COMPENSATION

NAME AND POSITION                   AGGREGATE                 TOTAL COMPENSATION PAID
WITH TRUST                        COMPENSATION                  FROM FUND COMPLEX+
                                      FROM
                                     TRUST1#


John F. Donahue@                       $0         $0 for the Trust and 54 other
Chairman and Trustee                              investment companies in the Fund Complex

Thomas G. Bigley                    $1,195.38     $113,860.22 for the Trust and 54 other
Trustee                                           investment companies in the Fund Complex

John T. Conroy, Jr.                 $1,315.10     $125,264.48 for the Trust and 54 other
Trustee                                           investment companies in the Fund Complex

William J. Copeland++               $1,385.62     $125,264.48 for the Trust and 54 other
Trustee                                           investment companies in the Fund Complex

John F. Cunningham**                 $583.65      $0 for the Trust and 46 other
Trustee                                           investment companies in the Fund Complex

Lawrence D. Ellis, M.D.*            $1,195.38     $113,860.22 for the Trust and 54 other
Trustee                                           investment companies in the Fund Complex

Edward C. Gonzales*++                  $0         $0 for the Trust and 1 other
President, Treasurer and                          investment company in the Fund Complex
Trustee

Peter E. Madden                     $1,067.35     $113,860.22 for the Trust and 54 other
Trustee                                           investment
                                                  companies in the Fund Complex

Charles F. Mansfield, Jr.**          $583.65      $0 for the Trust and 50 other
Trustee                                            investment companies in the Fund Complex

John E. Murray, Jr., J.D.,          $1,253.84     $113,860.22 for the Trust and 54 other
S.J.D. @                                          investment companies in the Fund Complex
Trustee

Marjorie P. Smuts                   $1,195.38     $113,860.22 for the Trust and 54 other
Trustee                                           investment companies in the Fund Complex

John S. Walsh**                      $583.65      $0 for the Trust and 48 other
Trustee                                           investment companies in the Fund Complex



1 Information is furnished for the fiscal year ended May 31, 1999.

# The aggregate compensation is provided for the Trust, which is comprised of one portfolio.

+   The information is provided for the last calendar year.

* The Trustee is deemed to be an "interested person" as defined in the 1940 Act.

@   Member of the Executive Committee.

** Messrs. Cunningham, Mansfield and Walsh became Trustees on January 1, 1999. They did not receive any compensation from the Fund Complex during the last calendar year.

++ If the Nominees are elected by shareholders at the Meeting, it is anticipated that Messrs. Copeland and Gonzales will resign as Trustees.

        During the fiscal year ended May 31, 1999, there were four meetings of the Board of Trustees. The interested Trustees, other than Dr. Ellis, do not receive fees from the Trust. Dr. Ellis is an interested person by reason of the employment of his son-in-law by Federated Securities Corp. All Trustees were reimbursed for expenses for attendance at Board of Trustees meetings.

        The Executive Committee of the Board of Trustees handles the responsibilities of the Board between meetings of the Board. Other than its Executive Committee, the Trust has one Board committee, the Audit Committee. Generally, the function of the Audit Committee is to assist the Board of Trustees in fulfilling its duties relating to the Trust's accounting and financial reporting practices and to serve as a direct line of communication between the Board of Trustees and the independent auditors. The specific functions of the Audit Committee include recommending the engagement or retention of the independent auditors, reviewing with the independent auditors the plan and the results of the auditing engagement, approving professional services provided by the independent auditors prior to the performance of such services, considering the range of audit and non-audit fees, reviewing the independence of the independent auditors, reviewing the scope and results of the Trust's procedures for internal auditing, and reviewing the Trust's system of internal accounting controls.

        For the most recently completed fiscal year, Messrs. Conroy, Madden and Murray served on the Audit Committee. These Trustees are not interested Trustees of the Trust. During the fiscal year ended May 31, 1999, there were four meetings of the Audit Committee. All of the members of the Audit Committee were present for each meeting. Each member of the Audit Committee receives an annual fee of $100 plus $25 for attendance at each meeting and is reimbursed for expenses of attendance.

OFFICERS AND INCUMBENT TRUSTEES OF THE TRUST

        The executive officers of the Trust are elected annually by the Board of Trustees. Each officer holds the office until qualification of his successor. The names and birth dates of the executive officers of the Trust, as well as of the incumbent Trustees who have previously been elected by shareholders, and their principal occupations during the last five years, are set forth below:

John F. Donahue
Federated Investors Tower
1001 Liberty Avenue

Pittsburgh, PA

Birth date:  July 28, 1924

Chairman and Trustee

Dates Became an Officer and a Trustee: January 12, 1992 and January 13, 1992

     Chief Executive Officer and Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Chairman and Director, Federated Investment Counseling and Federated Global Investment Management Corp.; Chairman, Passport Research, Ltd. Mr. Donahue is the father of J. Christopher Donahue, Executive Vice President of the Trust and Nominee for Trustee.

John T. Conroy, Jr.
Wood/Commercial Dept.

John R. Wood Associates, Inc. Realtors
3255 Tamiami Trail North

Naples, FL

Birth date: June 23, 1937

Trustee

Date Became a Trustee: January 13, 1992

     Director or Trustee of the Federated Fund Complex; President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; Partner or Trustee in private real estate ventures in Southwest Florida; formerly: President, Naples Property Management, Inc. and Northgate Village Development

Corporation.

William J. Copeland
One PNC Plaza - 23rd Floor

Pittsburgh, PA

Birth date: July 4, 1918

Trustee

Date Became a Trustee: January 13, 1992

     Director or Trustee of the Federated Fund Complex; Director and Member of the Executive Committee, Michael Baker Corp. (engineering, construction, operations and technical services); Director, Forbes Fund (philanthropy); Chairman, Pittsburgh Foundation; formerly: Vice Chairman and Director, PNC Bank, N.A. and PNC Bank Corp.; Director, Ryan Homes, Inc. Previous Positions:
Director, United Refinery; Chairman, Pittsburgh Civic Light Opera; Chairman, Health Systems Agency of Allegheny County; Vice President, United Way of Allegheny County; President, St. Clair Hospital; Director, Allegheny Hospital.

Lawrence D. Ellis, M.D.
3471 Fifth Avenue

Suite 1111
Pittsburgh, PA

Birth date: October 11, 1932

Trustee

Date Became a Trustee: January 13, 1992

Director or Trustee of the Federated Fund Complex; Professor of Medicine, University of Pittsburgh; Medical Director, University of Pittsburgh Medical Center - Downtown; Hematologist, Oncologist, and Internist, University of Pittsburgh Medical Center; Member, National Board of Trustees, Leukemia Society of America.

Edward C. Gonzales
Federated Investors Tower
1001 Liberty Avenue

Pittsburgh, PA

Birth date: October 22, 1930

President, Treasurer and Trustee

Dates Became an Officer and a Trustee: January 12, 1992 and January 13, 1992

Trustee or Director of some of the Funds in the Federated Fund Complex; President, Executive Vice President and Treasurer of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Vice President, Federated Investment Management Company, Federated Investment Counseling, Federated Global Investment Management Corp. and Passport Research, Ltd.; Executive Vice President and Director, Federated Securities Corp.; Trustee, Federated Shareholder Services Company.

Peter E. Madden
One Royal Palm Way
100 Royal Palm Way
Palm Beach, FL

Birth date: March 16, 1942

Trustee

Date Became a Trustee: January 13, 1992

     Director   or   Trustee   of  the   Federated   Fund   Complex;   formerly:
Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation. Previous Positions:
Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.

Marjorie P. Smuts
4905 Bayard Street
Pittsburgh, PA

Birth date: June 21, 1935

Trustee

Date Became a Trustee: January 13, 1992

     Director   or   Trustee   of   the   Federated    Fund   Complex;    Public
Relations/Marketing/Conference    Planning.    Previous   Positions:    National
Spokesperson, Aluminum Company of America; television producer; business owner.

J. Christopher Donahue
Federated Investors Tower
1001 Liberty Avenue

Pittsburgh, PA

Birth date: April 11, 1949

Executive Vice President

Date Became an Officer: June 1, 1995

President or Executive Vice President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; President and Trustee, Federated Investment Management Company and Federated Investment Counseling; President and Director, Federated Global Investment Management Corp.; President, Passport Research, Ltd.; Trustee, Federated Shareholder Services Company; Director, Federated Services Company. Mr. Donahue is the son of John F. Donahue, Chairman and Trustee of the Trust.

John W. McGonigle
Federated Investors Tower
1001 Liberty Avenue

Pittsburgh, PA

Birth date: October 26, 1938

Executive Vice President and Secretary

Date Became an Officer:  June 1, 1995

Executive Vice President and Secretary of the Federated Fund Complex; Executive Vice President, Secretary and Director, Federated Investors, Inc.; Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Director, Federated Global Investment Management Corp.; Director, Federated Services Company; Director, Federated Securities Corp.

Richard B. Fisher
Federated Investors Tower
1001 Liberty Avenue

Pittsburgh, PA

Birth date: May 17, 1923

Vice President

Date Became an Officer:  June 1, 1995

President or Vice President of some of the Funds in the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc.; Chairman and Director, Federated Securities Corp.

Joseph S. Machi
Federated Investors Tower
1001 Liberty Avenue

Pittsburgh, PA

Birth date:  May 22, 1962

Vice President

Date Became an Officer:  March 1, 1992

Vice President and Assistant Treasurer of some of the Funds in the Federated Fund Complex.

        None of the officers of the Trust received salaries from the Trust during the fiscal year ended May 31, 1999.

        OTHER MATTERS AND DISCRETION OF ATTORNEYS NAMED IN THE PROXY

        The Trust is not required, and does not intend, to hold regular annual meetings of shareholders. Shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for the next meeting of shareholders should send their written proposals to CCB Funds, 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000, so that they are received within a reasonable time before any such meeting.

        No business other than the matters described above is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment or postponement of the Meeting, the persons named on the enclosed proxy card will vote on such matters according to their best judgment in the interests of the Trust.

SHAREHOLDERS ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.

                                              By Order of the Board of Trustees,

                                                               John W. McGonigle
                                                                       Secretary

November 12, 1999

                                    CCB FUNDS

                                 CCB EQUITY FUND

INVESTMENT ADVISER

CENTRAL CAROLINA BANK AND TRUST COMPANY

111 Corcoran Street
Durham, North Carolina  27702

SUB-INVESTMENT ADVISER

FRANKLIN STREET ADVISORS, INC.

6330 Quadrangle Drive
Chapel Hill, NC  27514

DISTRIBUTOR

FEDERATED SECURITIES CORP.

Federated Investors Tower
1001 Liberty Avenue

Pittsburgh, Pennsylvania 15230-3779

ADMINISTRATOR

FEDERATED SERVICES COMPANY

Federated Investors Tower
1001 Liberty Avenue

Pittsburgh, Pennsylvania 15222-3779

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Shareholders of CCB Equity Fund (the "Fund"), a portfolio of CCB Funds (the "Trust"), hereby appoint Patricia F. Conner, Gail Cagney, William Haas, Suzanne W. Land and Ann M. Scanlon, or any one of them, true and lawful attorneys, with the power of substitution of each, to vote all shares of the Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders (the "Meeting") to be held on December 17, 1999, at 5800 Corporate Drive, Pittsburgh, Pennsylvania, at 2:00 p.m. and at any adjournment thereof.

The attorneys named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated as to the item, this proxy will be voted affirmatively on the matters. Discretionary authority is hereby conferred as to all other matters as may properly come before the Meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF CCB FUNDS. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS.

BY CHECKING THE BOX "FOR" BELOW, YOU WILL VOTE TO APPROVE EACH OF THE PROPOSED ITEMS IN THIS PROXY, AND TO ELECT EACH OF THE NOMINEES AS TRUSTEES OF THE TRUST

                             FOR                          [   ]

PROPOSAL       TO ELECT THOMAS G. BIGLEY, NICHOLAS P. CONSTANTAKIS,
               JOHN F. CUNNINGHAM,  J. CHRISTOPHER DONAHUE,
               CHARLES F. MANSFIELD, JR., JOHN E. MURRAY, JR. AND JOHN S. WALSH AS TRUSTEES OF THE TRUST

                             FOR                          [   ]

                             WITHHOLD AUTHORITY
                             TO VOTE                      [   ]
                             VOTE FOR ALL EXCEPT          [   ]

                          If you do not wish your shares to be voted "FOR" a particular nominee, mark the "VOTE FOR ALL EXCEPT" box and strike a line through the name of each nominee for whom you are NOT voting. Your shares will be voted for the remaining nominees.

                                                   YOUR VOTE IS IMPORTANT Please
                                                   complete, sign and return
                                                   this card as soon as
                                                   possible.

                                                   Dated

                                                   Signature

                                                   Signature (Joint Owners)

Please sign this proxy exactly as your name appears on the books of the Trust. Joint owners should each sign personally. Directors and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.